APPENDIX A TO
MULTIPLE CLASS PLAN
OF CNI CHARTER FUNDS

MULTIPLE CLASS FUNDS

Government Money Market Fund (Servicing Class, Class N and Class S)
Prime Money Market Fund (Institutional Class, Servicing Class, Class N and Class S)
California Tax–Exempt Money Market Fund (Servicing Class, Class N and Class S)
Limited Maturity Fixed Income Fund (Institutional Class and Class N)
Government Bond Fund (Institutional Class, Servicing Class and Class N)
Corporate Bond Fund (Servicing Class and Class N)
California Tax Exempt Bond Fund (Servicing Class and Class N)
Full Maturity Fixed Income Fund (Institutional Class and Class N)
Intermediate Fixed Income Fund (Institutional Class and Class N)
High Yield Bond Fund (Institutional Class, Servicing Class and Class N)
Fixed Income Opportunities Fund (Class N)
Multi-Asset Fund (Institutional Class, Servicing Class and Class N)
Dividend & Income Fund (Class N)
U.S. Core Equity Fund (Institutional Class, Servicing Class and Class N)
Diversified Equity Fund (Institutional Class and Class N)
Large Cap Value Equity Fund (Institutional Class, Servicing Class and Class N)
Large Cap Growth Equity Fund (Servicing Class and Class N)
Socially Responsible Equity Fund (Institutional Class and Class N)
Emerging Markets Fund (Class N)

Dated:  September 17, 2013